                                                                   EXHIBIT 99.19

                    [LETTERHEAD OF FIRST USA APPEARS HERE]


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                             First USA Bank, N.A.

                 -----------------------------------------------

                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-6

                 -----------------------------------------------

                 Monthly Period:                    03/01/99 to
                                                    03/31/99
                 Distribution Date:                 04/19/99
                 Transfer Date:                     04/16/99

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, N.A. (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-6 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                              Class A                                5.35000000
                              Class B                                5.48333336
                              CIA Inv. Amt.                          5.95000000


    2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                              Class A                                5.35000000
                              Class B                                5.48333336
                              CIA Inv. Amt.                          5.95000000

MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1997-6
Page 2


    3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                              Class A                                      0.00
                              Class B                                      0.00
                              CIA Inv. Amt.                                0.00


B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                              Class A                           $212,678,619.25
                              Class B                             19,242,050.85
                              CIA Inv. Amt.                       24,359,492.63
                                                          ----------------------
                              Total                             $256,280,162.73
                                                          ======================

    2.  Allocation of Finance Charge Receivables.
        -----------------------------------------

        (a)   The aggregate amount of Allocations of
              Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                              Class A                            $22,381,737.26
                              Class B                              2,022,448.21
                              CIA Inv. Amt.                        2,561,675.91
                                                          ----------------------
                              Total                               26,965,861.38
                                                          ======================

        (b)   Principal Funding Investment Proceeds
              (to Class A)                                                  N/A
        (c)   Withdrawals from Reserve Account
              (to Class A)                                                  N/A
        (d)   Class A Net Swap Receipt                             1,035,179.16
                                                          ----------------------
                Class A Available Funds                          $23,416,916.42
                                                          ======================

        (b)   Principal Funding Investment Proceeds
              (to Class B)                                                  N/A
        (c)   Withdrawals from Reserve Account
              (to Class B)                                                  N/A
        (d)   Class B Net Swap Receipt                                93,305.45
                                                          ----------------------
                Class B Available Funds                           $2,115,753.66
                                                          ======================

        (b)   Prin. Funding Investment Proceeds
              (to Class CIA)                                                N/A
        (c)   Withdrawals from Reserve Account
              (to Class CIA)                                                N/A
        (d)   CIA Net Swap Receipt                                   118,009.07
                                                          ----------------------
                CIA Available Funds                               $2,679,684.98
                                                          ======================

        (d)   Total Principal Funding Investment
              Proceeds                                                     0.00
        (e)   Earnings on Reserve Account deposits                         0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1997-6
Page 3


    3.  Principal Receivables/Investor Percentages.
        -------------------------------------------

        (a)   The aggregate amount of Principal
              Receivables in the Trust as of the last
              day of the Monthly Period                      $32,572,563,923.27

        (b)   Invested Amount as of the last day of
              the preceding month (Adjusted Class A
              Invested Amount during Accumulation
              Period)

                              Class A                          1,300,000,000.00
                              Class B                            117,470,000.00
                              CIA Inv. Amt.                      148,790,000.00
                                                          ----------------------
                              Total                            1,566,260,000.00

        (c)   The Floating Allocation Percentage:
              The Invested Amount set forth in paragraph
              3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                              Class A                                    3.991%
                              Class B                                    0.361%
                              CIA Inv. Amt.                              0.457%
                                                          ----------------------
                              Total                                      4.809%

        (d)   During the Amortization Period: The
              Invested Amount as of _______ (the
              last day of the Revolving Period)

                              Class A                                       N/A
                              Class B                                       N/A
                              CIA Inv. Amt.                                 N/A
                                                          ----------------------
                              Total                                         N/A

        (e)   The Fixed/Floating Allocation Percentage:
              The Invested Amount set forth in paragraph
              3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                              Class A                                       N/A
                              Class B                                       N/A
                              CIA Inv. Amt.                                 N/A
                                                          ----------------------
                              Total                                         N/A

    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

        (a)   35 - 64 days                                       470,331,666.86
        (b)   65 - 94 days                                       309,008,392.95
        (c)   95 - 124 days                                      262,668,204.44
        (d)   125 - 154 days                                     207,423,403.19
        (e)   155 - 184 days                                     175,767,981.95
        (f)   185 or more days                                             0.00
                                                          ----------------------
                              Total                            1,425,199,649.39
                                                          ======================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1997-6
Page 4

    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)   The aggregate amount of all defaulted
              Principal Receivables written off as
              uncollectible during the Monthly Period
              allocable to the Invested Amount (the
              aggregate "Investor Default
              Amount")
                              Class A                             $4,788,297.17
                              Class B                                432,677.90
                              CIA Inv. Amt.                          548,039.03
                                                          ----------------------
                              Total                               $5,769,014.10
                                                          ======================


    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)   The aggregate amount of Class A Investor
              Charge-Offs and the reductions in the
              Class B Invested Amount and the CIA Invested
              Amount

                              Class A                                     $0.00
                              Class B                                      0.00
                              CIA Inv. Amt.                                0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================


        (b)   The aggregate amount of Class A Investor
              Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA Invested Amount

                              Class A                                     $0.00
                              Class B                                      0.00
                              CIA Inv. Amt.                                0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================


    7.  Investor Servicing Fee.
        -----------------------

        (a)   The amount of the Investor Monthly Servicing
              Fee payable by the Trust to the Servicer for the Monthly Period

                              Class A                             $1,625,000.00
                              Class B                                146,837.50
                              CIA Inv. Amt.                          185,987.50
                                                          ----------------------
                              Total                               $1,957,825.00
                                                          ======================

    8.  Reallocated Principal Collections.
        ----------------------------------

        The amount of Reallocated CIA and Class B
        Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or
        Investor Charge-Offs for the prior month

                              Class B                                     $0.00
                              CIA Inv. Amt.                                0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1997-6
Page 5


    9.  CIA Invested Amount.
        --------------------

        (a)   The amount of the CIA Invested Amount as of
              the close of business on the related
              Distribution Date after giving effect to
              withdrawals, deposits and payments to be
              made in respect of the preceding month             148,790,000.00


    10. The Pool Factor.
        ----------------

        The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing
        Date). The amount of a Certificateholder's pro rata share of the Investor Participation
        Amount can be determined by multiplying the original denomination of the holder's
        Certificate by the Pool Factor

                              Class A                                1.00000000
                              Class B                                1.00000000


    11. The Portfolio Yield.
        --------------------

        The Portfolio Yield for the related Monthly Period               17.20%

    12. The Base Rate.
        --------------

        The Base Rate for the related Monthly Period                      8.50%

C.  Information Regarding the Principal Funding Account.
    ----------------------------------------------------

    1.  Accumulation Period.
        --------------------

        (a)   Accumulation Period Commencement Date                    05/31/02

        (b)   Accumulation Period length (months)                             1

        (c)   Accumulation Period Factor                                   8.00

        (d)   Required Accumulation Factor Number                             8

        (e)   Controlled Accumulation Amount                  $1,566,260,000.00

        (f)   Minimum Payment Rate (last 12 months)                      13.47%


    2.  Principal Funding Account.
        --------------------------

    Beginning Balance                                                     $0.00
        Plus: Principal Collections for Related
              Monthly Period from Principal Account                        0.00
        Plus: Interest on Principal Funding Account
              Balance for Related Monthly Period                            N/A
        Less: Withdrawals to Finance Charge Account                         N/A
        Less: Withdrawals to Distribution Account                          0.00
                                                          ----------------------
    Ending Balance                                                        $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1997-6
Page 6


    3.  Accumulation Shortfall.
        -----------------------

              The Controlled Deposit Amount for the
              previous Monthly Period                                       N/A

        Less: The amount deposited into the Principal
              Funding Account for the Previous Monthly
              Period                                                        N/A
                                                          ----------------------
              Accumulation Shortfall                                        N/A
                                                          ======================

              Aggregate Accumulation Shortfalls                             N/A
                                                          ======================

    4.  Principal Funding Investment Shortfall.
        ---------------------------------------

              Covered Amount                                                N/A

        Less: Principal Funding Investment Proceeds                         N/A
                                                          ----------------------

              Principal Funding Investment Shortfall                        N/A

D.  Information Regarding the Reserve Account.
    ------------------------------------------

    1.  Required Reserve Account Analysis.
        ----------------------------------

        (a)   Required Reserve Account Amount percentage
              (0.5% of Class A Invested Amount or other
              amount designated by Transferor)                             0.00

        (b)   Required Reserve Account Amount ($)                          0.00

        (c)   Required Reserve Account Balance after
              effect of any transfers on the Related
              Transfer Date                                                0.00

        (d)   Reserve Draw Amount transferred to the
              Finance Charge Account on the Related
              Transfer Date                                                0.00

    2.  Reserve Account Investment Proceeds.
        ------------------------------------

        Reserve Account Investment Proceeds transferred
        to the Finance Charge Account on the Related
        Transfer Date                                                       N/A

    3.  Withdrawals from the Reserve Account.
        -------------------------------------

        Total Withdrawals from the Reserve Account
        transferred to the Finance Charge Account on the
        Related Transfer Date (1(d) plus 2 above)                           N/A

    4.  The Portfolio Adjusted Yield.
        -----------------------------

        The Portfolio Adjusted Yield for the related
        Mthly Period                                                      8.04%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1997-6
Page 7


E.  Information Regarding the Interest Rate Swaps
    ---------------------------------------------

    1.  Class A Interest Rate Swap

        (a)   Class A Net Swap Payment due on the related
              Transfer Date                                                0.00

        (b)   Overdue Class A Net Swap Payment                             0.00

        (c)   Class A Net Swap Receipt due on the related
              Transfer Date                                        1,035,179.16

        (d)   Overdue Class A Net Swap Payment                             0.00

    2.  Class B Interest Rate Swap

        (a)   Class B Net Swap Payment due on the related
              Transfer Date                                                0.00

        (b)   Overdue Class B Net Swap Payment                             0.00

        (c)   Class B Net Swap Receipt due on the related
              Transfer Date                                           93,305.45

        (d)   Overdue Class B Net Swap Payment                             0.00

    3.  CIA Interest Rate Swap

        (a)   CIA Net Swap Payment due on the related
              Transfer Date                                                0.00

        (b)   Overdue CIA Net Swap Payment                                 0.00

        (c)   CIA Net Swap Receipt due on the related
              Transfer Date                                          118,009.07

        (d)   Overdue CIA Net Swap Payment                                 0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page




                                 First USA Bank, N.A.
                                 as Servicer


                                 By: /s/ Tracie Klein
                                    -------------------------------------
                                    Tracie Klein
                                    First Vice President